UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006

                        THE SINGING MACHINE COMPANY, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24968               95-3795478
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073
            --------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2006, we entered into a Securities Purchase Agreement (the "Purchase Agreements") with two accredited and/or institutional investors (the "Purchasers") pursuant to which we agreed to sell and issue 2,300,000 shares of common stock, $.01 par value per share (the "Common Shares") for an aggregate purchase price of $1,000,500, or a per share purchase price of $0.435. Subject to customary closing conditions as specified in the Purchase Agreement, the closing of the offering is subject to the approval of the American Stock Exchange of the listing of the Common Shares. The parties intend to complete this offering within the next 30 days, assuming all closing conditions are met.

In addition, under the Purchase Agreements we granted the Purchasers "piggy-back" registration rights with respect to the Common Shares on the next registration statement (other than on Form S-8, S-4 or similar Forms) filed by us.

On August 14, 2006, we issued a press release announcing the entry into the Purchase Agreements described above which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number          Description
------   -----------------------------------------------------------------------

10.1 Securities Purchase Agreement dated August 9, 2006, by and between The Singing Machine Company, Inc. and the Purchasers named on the signature pages thereto.

99.1     Press release of The Singing Machine Company, Inc. dated August 14,
         2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SINGING MACHINE, COMPANY, INC.


Date: August 14, 2006                    /s/ Yi Ping Chan
                                        --------------------------
                                        Yi Ping Chan
                                        Interim CEO and Chief Operating Officer